Exhibit 24


                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ H. L. Steward
                                              H. L. Steward

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Louis A. Raspino, Jr.
                                              Louis A. Raspino, Jr.

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Richard A. Bachmann and Frederick J. Plaeger, II, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Maryland corporation (the "Com-pany"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 cov-ering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pursuant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever neces-sary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Jerry D. Carlisle
                                              Jerry D. Carlisle

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle and Frederick J. Plaeger, II, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana
Land and Exploration Company, a Maryland corporation (the "Com-pany"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 cov-ering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pursuant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever neces-sary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person.
The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Richard A. Bachmann
                                              Richard A. Bachmann

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ John F. Greene
                                              John F. Greene

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Robert E. Howson
                                              Robert E. Howson

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Eamon M. Kelly
                                              Eamon M. Kelly

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Kenneth W. Orce
                                              Kenneth W. Orce

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on the      day of          , 1995.



                                          /s/ Victor A. Rice
                                              Victor A. Rice

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commission. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the prem-ises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Orin R. Smith
                                              Orin R. Smith

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Arthur R. Taylor
                                              Arthur R. Taylor

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ W.R. Timken, Jr.
                                              W.R. Timken, Jr.

                THE LOUISIANA LAND AND EXPLORATION COMPANY


                             Power of Attorney


            The undersigned hereby appoints Jerry D. Carlisle, Frederick J. Plaeger, II and Richard A. Bachmann, and each of them, the true and lawful attorney of the undersigned, with power to act on behalf of the undersigned, to execute in his name, place and stead in his capacity as an officer or director or both of The Louisiana Land and Exploration Company, a Mary-land corporation (the "Company"), such Registration Statement or Registration Statements under the Securities Act of 1933, as amended, on Form S-8 covering shares of the Company's Capital Stock, par value $.15 per share ("Capital Stock"), to be issued in connection with stock options granted or to be granted pur-suant to The Louisiana Land and Exploration Company 1995 Stock Option Plan for Non-Employee Directors (the "Plan") and any amendments to such Registration Statement or Registration Statements (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock), and all instruments nec-essary or incidental in connection therewith, and to file or cause to be filed such Registration Statement or Registration Statements and amendments thereto (including post-effective amendments or registration statements on Form S-3, or otherwise required in connection with the resale of any Capital Stock) and other instruments with the Securities and Exchange Commis-sion. The said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the under-signed could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of September, 1995.



                                          /s/ Carlisle A.H. Trost
                                              Carlisle A.H. Trost